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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 1, 2000
                                                --------------------------------
                           Silicon Valley Group, Inc.
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           (Exact name of the registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            0-11348                                      94-2264681
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    (Commission File Number)                (I.R.S. Employer Identification No.)

    101 Metro Drive, Suite 400, San Jose, California            95110
----------------------------------------------------      ----------------------
    (Address of principal executive offices)                    (Zip Code)

                                 (408) 467-5910
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5. Changes in Control of Registrant

        On October 2, 2000, the Registrant issued a joint press release with ASM Lithography Holding N.V., a Netherlands Public Company ("ASML") (attached hereto as Exhibit 99.1) announcing that on October 1, 2000 it had signed an Agreement and Plan of Merger (attached hereto as Exhibit 2.1) by and among ASML, ALMA Holding, Inc., a Delaware corporation and a direct wholly owned subsidiary of ASML ("HoldCo"), ALMA (Merger), Inc., a Delaware corporation and a direct wholly owned subsidiary of HoldCo ("Merger Sub") and Registrant, pursuant to which Merger Sub will merge with and into Registrant and Registrant will become a wholly owned subsidiary of ASML. The merger is subject to customary closing conditions, including receipt of the appropriate stockholder approval, and the termination or expiration of a waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The information contained in the press release and the Agreement and Plan of Merger are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)     Exhibits

        2.1 Agreement and Plan of Merger by and among ASM Lithography Holding N.V., ALMA Holding, Inc., ALMA (Merger), Inc. and Silicon Valley Group, Inc. dated October 1, 2000.

        99.1 Silicon Valley Group, Inc. and ASML Joint Press Release, dated October 2, 2000.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2000                     SILICON VALLEY GROUP, INC.


                                       By: /s/ Russell G. Weinstock
                                          --------------------------------------
                                            Russell G. Weinstock
                                            Vice President and Chief Financial
                                            Officer



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                                 EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------
  2.1           Agreement and Plan of Merger by and among ASM Lithography
                Holding N.V., ALMA Holding, Inc., ALMA (Merger), Inc. and
                Silicon Valley Group, Inc. dated October 1, 2000.

 99.1           Silicon Valley Group, Inc. and ASML Joint Press Release, dated
                October 2, 2000.
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